Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert E. Lewis, Senior Vice President, General Counsel and Secretary of Masonite International Corporation (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarter ended June 28, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2015
/s/	Robert E. Lewis
Robert E. Lewis
Senior Vice President, General Counsel and Secretary
(Duly authorized officer and principal financial officer of the Registrant)